UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 7, 2024

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This amendment to the Current Report on Form 8-K filed on August 9, 2024, provides disclosure with respect to changes in compensation previously awarded to Michael C. Morgan.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported, on August 8, 2024, Michael C. Morgan notified Sunnova Energy International Inc. (the "Company") of his resignation as a Class I director of the Board of Directors (the "Board") of the Company and member of the Compensation and Human Capital Committee effective October 7, 2024.

On May 15, 2024, Mr. Morgan was awarded 24,948 restricted stock units (the "2024 RSU Award") as compensation for his service on the Company's Board of Directors. Under its terms, the 2024 RSU Award was scheduled to vest one year from the date of grant subject to the grantee's continued service on the Board.

On October 6, 2024, in recognition of Mr. Morgan’s long-standing and dedicated service on the Board, including time spent in service for 2024, the Compensation and Human Capital Committee in consultation with the Nominating, Governance and Sustainability Committee recommended to the Board and the Board approved to accelerate the vesting of a pro-rata portion of the 2024 RSU Award. The pro-rata portion was calculated based upon the number of days Mr. Morgan served on the Board in 2024 from the grant date of the award through his last day of service on the Board over 365 (or 9,979 restricted stock units, rounding to the nearest whole number), effective as of October 7, 2024, with the remainder of the 2024 RSU Award (or 14,969 restricted stock units) terminating and being forfeited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: August 7, 2024	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel and Chief Compliance Officer